SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)  April 14, 1994



                         THE BEAR STEARNS COMPANIES INC.


               Exact name of registrant as specified in its charter



        DELAWARE                  File No. 1-8989                13-3286161
    (State or other               (Commission File               (IRS Employer
    jurisdiction of                    Number)                   Identification
    incorporation)                                                Number)


           245 Park Avenue, New York, New York                     10167
        (Address of principal executive offices)                 (Zip code)


     Registrant's telephone number, including area code:   (212) 272-2000





                                 Not Applicable
           (former name or former address, if changed since last report

















Item 5.   Other Events.

          Filed herewith is a copy of The Bear Stearns Companies Inc. (the "Company") Press Release, dated April 14, 1994, announcing the declaration of quarterly cash dividends and a 5% stock dividend.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)  Financial Statements of business acquired:

                    Not applicable.

               (b)  Pro Forma financial information:

                    Not applicable.

               (c)  Exhibit:

                    (99)       Press Release, dated April 14, 1994.


















































                                Signatures



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE BEAR STEARNS COMPANIES INC.


                                   By:   /s/ Michael J. Abatemarco
                                        Michael J. Abatemarco
                                        Controller





Dated:    April 14, 1994
























                      THE BEAR STEARNS COMPANIES INC.

                                 FORM 8-K

                              CURRENT REPORT

                               Exhibit Index


Exhibit No.               Description                                 Page

(99)                     Press Release, dated April 14, 1994